                                                                EXHIBIT 10.1

                                    AGREEMENT

         THIS AGREEMENT (the "Agreement"), dated as of July 26, 2001, is by and among AFFINITY TECHNOLOGY GROUP, INC., a Delaware corporation ("Affinity"), MULTI FINANCIAL SERVICES, INC., a Delaware corporation and a wholly-owned subsidiary of Affinity ("MFS"), and HOMEGOLD, INC., a South Carolina corporation ("HomeGold").

                              BACKGROUND STATEMENT

         Surety Mortgage, Inc., a Delaware corporation and a wholly-owned subsidiary of MFS ("Surety"), engages in two lines of business: (i) the processing and underwriting of mortgage loans for community banks and other customers from applications generated primarily through Affinity's mortgage Automated Loan Machines(R) and through referrals by certain parties under certain contracts, which business currently is conducted by Surety out of its offices located on Hampton Street in Columbia, South Carolina (the "Hampton Street Operations"); and (ii) the processing of conforming mortgage loans for HomeGold pursuant to the Joint Venture Agreement, dated as of December 18, 2000, between Surety and HomeGold (the "Joint Venture Agreement"), which business currently is conducted by Surety out of HomeGold's offices located in Lexington, South Carolina (the "HomeGold Mortgage Operations"). HomeGold desires to develop the capability to process its own conforming mortgage loans, and Affinity has agreed to cooperate with HomeGold in its orderly transition into the conforming loan business in consideration of, among other things, HomeGold's agreement to loan Affinity $1,000,000 upon the terms and conditions of this Agreement.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       Loan Agreement.

                  (a) Loan. HomeGold hereby agrees to loan to Affinity the sum of $1,000,000, to be advanced by HomeGold to Affinity as follows: (i) the sum of $500,000 shall be advanced by HomeGold to Affinity immediately upon execution of this Agreement; and (ii) the remaining sum of $500,000 shall be advanced by HomeGold to Affinity in five (5) equal monthly installments of $100,000 on the 15th day of each month during the remainder of 2001, with the first such advance to be made on August 15, 2001. Such loan shall bear interest at the rate of 8% per annum and shall be evidenced by a note in substantially the form as attached hereto as EXHIBIT A (the "Note").

                  (b) Collateral. To secure the payment of all principal and interest outstanding under the Note, MFS shall pledge to HomeGold all of the outstanding shares of capital stock of Surety held by MFS (the "Surety Shares"), in accordance with the Pledge Agreement in substantially the form as attached hereto as EXHIBIT B.

                  (c) Repayment Terms. All outstanding principal and interest under the Note shall become payable in full by Affinity on December 31, 2001. Notwithstanding the foregoing, Affinity may elect, in its sole and absolute discretion, to cause MFS to assign, transfer and convey to HomeGold all of MFS's right, title and interest in the Surety Shares in full and complete satisfaction of all of Affinity's obligations under the Note, and upon the assignment, transfer and conveyance by MFS to HomeGold of the Surety Shares pursuant to this
SECTION 1(C), the Note shall be cancelled, marked as "PAID IN FULL," and returned to Affinity.

                  (d) Prepayment. Affinity may prepay all or any part of the principal and interest outstanding under the Note at any time without penalty. In addition, Affinity shall use the cash proceeds generated through the sale of Surety's Hampton Street Operations, if such sale shall occur, to repay, to the extent possible, the outstanding principal and accrued and unpaid interest under the Note, and such repayment shall be made as promptly as possible following such sale.

         2.       Other Agreements.

                  (a) Grant of Option. MFS hereby grants to HomeGold the option to purchase from MFS, for aggregate consideration of One Dollar ($1.00), all of MFS's right, title and interest in the Surety Shares. Such option may be exercised by HomeGold if, and only if, (i) Affinity shall not cause MFS to assign to HomeGold the Surety Shares in payment of Affinity's obligations under the Note, as contemplated by the second sentence of SECTION 1(C) (ii) HomeGold shall have advanced the full amount of the Loan pursuant to SECTION 1(A) above and (iii) HomeGold shall not foreclose on the Surety Shares pursuant to the Pledge Agreement. If exercisable, this option shall be deemed to have been exercised by HomeGold on January 1, 2002 without any notice or further action by HomeGold.

                  (b) Employment Agreement. Affinity agrees to use its commercially reasonable efforts to cause Donna L. Childress, the President of Surety, to enter into an employment agreement with HomeGold that becomes effective on January 1, 2002. Such agreement shall have such terms and conditions as may be mutually agreed upon by Affinity, HomeGold and Ms. Childress.

                  (c) Joint Venture Agreement. Each party hereby covenants and agrees that it shall not terminate the Joint Venture Agreement prior to December 31, 2001 and that it shall use its commercially reasonable efforts to maximize the amount of business done by Surety through its HomeGold Mortgage Operations.

                  (d) Operation of Surety. At any time prior to the delivery by MFS of the Surety Shares to HomeGold pursuant to SECTION 1(C) or SECTION 2(A), MFS shall retain all of the rights of ownership of the Surety Shares and may cause Surety to sell its Hampton Street Operations and, subject to SECTION 1(D), to distribute to MFS the proceeds of such sale and any and all of Surety's assets; provided, however, that (i) unless and until the Note has been paid in full, MFS shall not be permitted to cause Surety to distribute to MFS any of the assets used by Surety in the Hampton Street Operations other than undeployed inventories, cash and other assets not directly related to the Hampton Street Operations, and further provided that, no distribution shall be made which would cause Surety to fail to meet any net worth or other requirement of any of its licenses or any agreement to which it is a party; and (ii) in no event shall Surety be permitted to distribute or transfer the mortgage brokerage licenses and permits currently held by Surety. After the date hereof, neither Affinity nor MFS shall take any action to sell the Surety Shares or cause Surety to issue additional shares of its capital stock to any person other than MFS. Notwithstanding any provision in this Agreement to the contrary, without the prior written consent of HomeGold, Affinity may not sell the Hampton Street Operations if such sale will generate gross proceeds of less than $1 million.

                 (e) Non-Inducement or Hiring of Employees. After December 31, 2001, neither Affinity nor MFS shall, for itself or on behalf of any other person, solicit or induce any employee of Surety who is engaged in the HomeGold Mortgage Operations to leave his or her employment with Surety, including, but not limited to, any individual employed by Surety in the HomeGold Mortgage Operations conducted by Surety as of the date hereof. Any employee who has not been employed by Surety for a period of six consecutive months shall no longer be considered an employee of Surety for purposes of this SECTION 2(E).

                 (f) Working Capital Adjustment. If MFS shall deliver the Surety Shares to HomeGold pursuant to SECTION 1(C) or SECTION 2(A), the parties agree to cooperate in good faith to prepare a balance sheet of Surety as of the effective date of such delivery, which balance sheet shall reflect all the current assets, as defined by GAAP, except for inventory and intercompany accounts, of Surety as of such date (the "Surety Assets") and all current liabilities, except for intercompany accounts, of Surety as of such date (the "Surety Liabilities"). Upon the delivery of the Surety Shares to HomeGold pursuant to SECTION 1(C) or SECTION 2(A), HomeGold shall pay to Affinity, by wire transfer of immediately available funds, the amount by which the Surety Assets exceed the Surety Liabilities (if the Surety Assets exceed the Surety Liabilities), and Affinity shall pay to HomeGold, by wire transfer of immediately available funds, the amount by which the Surety Liabilities exceed the Surety Assets (if the Surety Liabilities exceed the Surety Assets). All intercompany payables and receivables of Surety shall be cancelled without consideration upon transfer of the Surety Shares to HomeGold.

         3.       Representations and Warranties of the Parties.

                  (a) Valid Agreement. Each of the parties represents and warrants to the other parties: (i) that this Agreement has been duly authorized by all necessary corporate action, (ii) that this Agreement has been duly and validly executed and delivered by it and (iii) that this Agreement constitutes its valid and binding agreement, enforceable against it in accordance with its terms.

         4. Representations and Warranties of Affinity and MFS. Affinity and MFS represent, warrant, and agree as follows:

                  (a) Surety Shares. Affinity and MFS hereby represent and warrant to HomeGold: (i) that Affinity is the sole record and beneficial owner of all of the outstanding shares of MFS, and that MFS is the sole record and beneficial owner of the Surety Shares; (ii) that the Surety Shares constitute all the issued and outstanding shares of capital stock of Surety, and that there are no options, warrants or other agreements of Surety to issue to any party any shares of its capital stock or any securities convertible into capital stock; and (iii) that MFS owns the Surety Shares free of any claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever except those granted to HomeGold hereunder, and that no consent or approval of any governmental or regulatory authority, or of any securities exchange, which has not been obtained, was or is necessary to the validity of the pledge of the Surety Shares to HomeGold pursuant to this Agreement.

                  (b) Compliance with Law; Authorizations. Neither Affinity, MFS nor Surety has received any notice of any violation of or non-compliance with any law, rule, regulation, order, ordinance or requirement applicable to Surety's operations and no such violation or non-compliance exists. Surety owns, holds, possesses or lawfully uses in the operation of its business all licenses, permits, rights, applications, filings, registrations and other authorizations necessary to conduct Surety's business ("Authorizations") free and clear of all liens, charges, restrictions and encumbrance and in compliance with laws and regulations of any governmental entities. None of such Authorizations will be adversely affected by consummation of the transactions contemplated hereby except that all or certain of such Authorizations require the consent of the issuer of such Authorization in the event of a change of control with respect to Surety; the parties agree to cooperate in attempting to obtain any such necessary consents. All such Authorizations are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine filing fees.

                  (c) Taxes. Surety has filed or caused to be filed, within the time and in the manner prescribed by law, all federal, state, local and foreign tax returns and tax reports required to be filed by Surety. Such returns and reports are accurate and complete in all material respects. All federal, state, local and foreign income, payroll, profits, franchise, sales, use, occupancy, excise and other taxes and assessments (including interest and penalties) reflected on such returns payable by, or due from, Surety on or prior to the date hereof have been fully paid.

                  (d) No Breach. The execution, delivery and performance of this Agreement by Affinity and MFS does not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other person under:

                           (i) any existing law, ordinance, or governmental rule
                  or regulation to which Affinity, MFS or Surety is subject;

                           (ii) any judgment, order, writ, injunction, decree or
                  award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to Affinity, MFS or Surety; or

                           (iii) any mortgage, indenture, agreement, contract,
                  commitment, lease, plan, Authorization (as defined in SECTION 4(B)), or other instrument, document or understanding, oral or written, to which Affinity, MFS or Surety is a party, except for Surety's warehouse line with Regions Bank.

         No authorization, approval or consent of and no registration or filing with, any governmental or regulatory official, body or authority is required in connection with the execution, delivery or performance of this Agreement by Affinity and MFS.

                  (e) Financial Statements. Affinity has delivered to HomeGold copies of Surety's financial statements as of December 31, 2000 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved (except as otherwise indicated in the notes thereto), and are true and correct in all material respects, and present fairly, in all material respects, the financial condition of Surety as at the dates of such balance sheets and the results of operations for such respective periods then ended.
                  Except as shown on the balance sheets of Surety dated as of May 31, 2001 (the "Latest Financial Statements"), Surety does not have any liabilities or obligations, either direct or indirect, matured or unmatured or absolute, contingent or otherwise ("Liabilities"), except current Liabilities incurred in the ordinary course of business.

                  (f) Adverse Changes. Since May 31, 2001, there has been (a) no material adverse change in (i) the assets, liabilities or financial condition of Surety from that set forth in the Latest Financial Statements or (ii) the condition (other than financial) or business of Surety, (b) no damage, destruction or loss, whether or not covered by insurance, (c) no labor dispute, other than routine grievances by individual employees, or (d) any other claim or obligation incurred which would adversely affect the business of Surety.

                  (g) No Litigation. No litigation, including any arbitration, investigation or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority is pending or, to the best knowledge of Affinity and MFS, threatened against Surety nor does Affinity or MFS know of any basis that would make any such litigation, arbitration, investigation or proceeding reasonably likely to occur, the result of which could have a materially adverse affect on Surety or its business.

                  (h)Third Party Consents. The Surety Shares may be conveyed, transferred and assigned by MFS to HomeGold without the consent of any third party.

                  (i) Interim Operations. From and after May 31, 2001, Surety has operated and carried on its business in the ordinary course consistent with prior practice. Specifically, without limitation, Surety has refrained from granting any wage, salary or other compensation increase (except for letter agreement date July, 2001 with Donna L. Childress) and refrained from adopting any new or expanded employee benefit plan.

                  (j) Omissions. No representation or warranty by Affinity or MFS in this Agreement, or any other information or item to be furnished to HomeGold in connection with transactions contemplated herein, contains nor will contain any untrue statement of a material fact, nor omits nor will omit to state a material fact necessary to make statements contained therein not be misleading.

                  (k) Effective Representations. All the foregoing representations and warranties are made by Affinity and MFS with the knowledge and expectation that HomeGold, notwithstanding any personal inspection or examination of the documents, properties or other items described herein, is entering into the transactions described or contemplated herein in full reliance on Affinity and MFS representations and warranties, and all of said representations and warranties are made as of the date hereofand shall specifically survive the closing of this Agreement.

         5. Representations and Warranties of HomeGold. HomeGold represents as follows:

                   (a) No Breach. The execution, delivery and performance of this Agreement by HomeGold does not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other person under:

                           (i) any existing law, ordinance, or governmental rule
                  or regulation to which HomeGold is subject;

                           (ii) any judgment, order, writ, injunction, decree or
                  award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to HomeGold; or

                           (iii) any mortgage, indenture, agreement, contract,
                  commitment, lease, plan, Authorization (as defined in SECTION 4(B)), or other instrument, document or understanding, oral or written, to which HomeGold is a party, or by which the assets of HomeGold may be affected.

         No authorization, approval or consent of and no registration or filing with, any governmental or regulatory official, body or authority is required in connection with the execution delivery or performance of this Agreement by HomeGold.

                   (b) Omissions. No representation or warranty by HomeGold in this Agreement, or any other information or item to be furnished to Affinity or MFS in connection with transactions contemplated herein, contains nor will contain any untrue statement of a material fact, nor omits nor will omit to state a material fact necessary to make statements contained therein not be misleading.

                   (c) Accredited Investor. HomeGold is an "accredited investor", as that term is defined in Regulation D promulgated by the U.S. Securities and Exchange Commission. HomeGold acknowledges that the Surety Shares have not been registered under federal or state securities laws and are therefore restricted securities under such securities laws.

         6.       Interim Operations.

                  (a) Access. From the date hereof until December 31, 2001, during reasonable business hours, Affinity, MFS and Surety will permit HomeGold and its proper agents, to have access to the premises on which Surety conducts its business, and to all its books, records and personnel. Surety will furnish HomeGold such information concerning its business as HomeGold shall reasonably request. Surety will provide to HomeGold copies of all financial information, contracts, and other written documents related to its business. HomeGold shall be permitted to contact any of lenders to discuss the payoff, refinance or assumption of any of Surety's debt. The access rights are referred to as "Due Diligence". During the Due Diligence period, HomeGold shall be entitled to inspect all assets to be purchased and, when reasonable, provide for third party inspection of such assets.

                  (b) Confidentiality. HomeGold will maintain in confidence all information received by it in connection with its Due Diligence or otherwise acquired from Affinity, MFS or Surety in connection with the transactions contemplated hereby and will not disclose any confidential information to any third party or use any confidential information for any purpose except as in the performance of the understandings hereunder, or otherwise with the written consent of Affinity or MFS. This restriction does not apply to information generally known in the public or which is not considered confidential by Affinity.

                  (c) Conduct of Business. From the date hereof and until December 31, 2001, Surety will use commercially reasonable efforts to conduct its business in a reasonable and prudent manner in accordance with past practices, will engage in no transaction out of the ordinary course of business, and will use commercially reasonable efforts to preserve its existing business organization and relation with its employees, customers, suppliers and others with whom it has a business relationship, will not incur any incur any long term debt that would not be treated as a Current Liability pursuant to SECTION 2(F) above and will maintain and comply with all Authorizations (as defined in SECTION 4(B)).

         7. Indemnification. The liability of any party in respect of a breach of a representation, warranty, covenant, indemnity or agreement contained in or arising in connection with this Agreement shall be governed by the terms of this Section.

                  (a) Indemnification by Affinity and MFS. Affinity and MFS agree to indemnify and hold HomeGold harmless against and from any and all taxes, claims, liabilities, damages, losses, costs and expenses, including without limitation reasonable attorneys' fees and other expenses of defending any actions or claims, amounts of judgments and amounts paid in settlement (collectively, all of the foregoing being called "Costs"), incurred by HomeGold or Surety and arising out of, or attributable to (i) any breach of any representation, warranty or covenant made by Affinity or MFS herein; (ii) any claim, known or unknown, arising out of, or by virtue of, or based upon Surety's business and operations prior to the December 31, 2001 which is not reflected in the latest Financial Statements or in the Surety Liabilities, as defined in
SECTION 2(F) above or; (iii) any nonfulfillment of any agreement of Affinity or MFS hereunder. Affinity and MFS jointly and severally shall pay HomeGold upon demand the amount to be indemnified, subject to the following: HomeGold shall, within fifteen (15) days after the service of process in a lawsuit or after it receives notice from any third party that such party intends to assert a claim which could result in indemnification hereunder, give Affinity and MFS notice of such claim. If Affinity and MFS has no good faith defense to such third party claim, Affinity and MFS shall pay such claim forthwith or reimburse HomeGold if HomeGold has paid same. Otherwise, Affinity and MFS shall have the right to assume the defense of any such claim or lawsuit asserted against HomeGold or Surety by a third party, with counsel reasonably satisfactory to HomeGold, and in such event, Affinity and MFS will not be liable to HomeGold for any further legal or other expenses incurred by HomeGold in connection with the defense thereof, other than the reasonable cost of investigation or assistance required by HomeGold. HomeGold may, however, participate actively, at its sole expense, in any such lawsuit. If Affinity and MFS so assumes the defense of any such claim or lawsuit, all costs of the defense thereof shall thereafter be borne by Affinity and MFS, and Affinity and MFS shall have the authority to compromise and settle such claim or lawsuit or to appeal (or cause HomeGold or Surety to appeal) any adverse judgment or ruling with the cost of such appeal to be paid by Affinity and MFS; provided, however, that if any such compromise or settlement would have an adverse effect on HomeGold or Surety, Affinity and MFS shall have the authority to compromise or settle such claim or lawsuit only with the written consent of HomeGold. HomeGold, Affinity and MFS will cooperate fully with each other with respect to discovery, inquiries or investigations in connection with any claim or lawsuit for which indemnity is sought hereunder.

                  (b) Indemnification by HomeGold. HomeGold agrees to indemnify and hold Affinity and MFS harmless against any and all Costs, as defined in
SECTION 7(A), incurred by Affinity and MFS and arising out of or attributable to
(i) any breach of any representation, warranty or covenant made by HomeGold herein, (ii) any nonfulfillment of any agreement of HomeGold hereunder, or (iii) any claim arising out of or by virtue of or based upon operation of the Surety's business after December 31, 2001, except to the extent that such claim is one as to which Affinity and MFS is required to indemnify HomeGold pursuant to this Agreement . HomeGold shall pay Affinity and MFS upon demand the amount to be indemnified, subject to the following: Affinity and MFS shall, within fifteen
(15) days after the service of process in a lawsuit or after they receive notice from any third party that such party intends to assert a claim which could result in indemnification hereunder, give HomeGold notice of such claim. If HomeGold has no good faith defense to such third party claim, HomeGold shall pay such claim forthwith or reimburse Affinity and MFS if Affinity and MFS has paid same. Otherwise, HomeGold shall have the right to assume the defense of any such claim or lawsuit asserted against Affinity and MFS by a third party, with counsel reasonably satisfactory to Affinity and MFS, and in such event, HomeGold will not be liable to Affinity and MFS for any further legal or other expenses incurred by Affinity and MFS in connection with the defense thereof, other than the reasonable cost of investigation or assistance required by HomeGold. Affinity and MFS may, however, participate actively, at their sole expense, in any such lawsuit. If HomeGold so assumes the defense of any such claim or lawsuit, all costs of the defense thereof shall thereafter be borne by HomeGold, and HomeGold shall have the authority to compromise and settle such claim or lawsuit or to appeal (or cause Affinity and MFS to appeal) any adverse judgment or ruling with the cost of such appeal to be paid by HomeGold; provided, however, that if any such compromise or settlement would have an adverse effect on Affinity and MFS, HomeGold shall have the authority to compromise or settle such claim or lawsuit only with the written consent of Affinity and MFS. HomeGold, Affinity and MFS will cooperate fully with each other with respect to discovery, inquiries or investigations in connection with any claim or lawsuit for which indemnity is sought hereunder.

         8. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the transfer of the Surety stock to HomeGold and the repayment and cancellation of the Note.

         9.       Miscellaneous.

                  (a) Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of the parties hereto. Any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                  (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered by hand, by overnight delivery service or by facsimile transmission (with confirmed receipt) or three (3) business days after being mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof):

                  If to Affinity or MFS:

                  Affinity Technology Group, Inc.
                  1201 Main Street
                  20th Floor
                  Columbia, South Carolina 29201
                  Telecopy: (803) 255-4350
                  Attention: Joseph A. Boyle, President and
                             Chief Executive Officer

                  If to HomeGold:

                  HomeGold, Inc.
                  3901 Pelham Road
                  Greenville, South Carolina 29615
                  Telecopy: (803) 996-2138
                  Attention: Ronald J. Sheppard, President and
                             Chief Executive Officer

                  (c) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

                  (d) Governing Law. The execution, interpretation and performance of this Agreement shall be governed by the internal laws and judicial decisions of the State of South Carolina.

                  (e) Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signature and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) Entire Agreement. This Agreement, including the Exhibits hereto, embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof. This Agreement supersedes all prior agreements and understandings between the parties with respect to the transactions contemplated by this Agreement, provided that the Joint Venture Agreement shall continue in full force and effect in accordance with the terms thereof.

         IN WITNESS WHEREOF, Affinity, MFS and HomeGold have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                   AFFINITY TECHNOLOGY GROUP, INC.


                                   By:   _____________________________
                                   Name: _____________________________
                                   Title:_____________________________

                                   MULTIFINANCIAL SERVICES, INC.


                                   By:   _____________________________
                                   Name: _____________________________
                                   Title:_____________________________


                                   HOMEGOLD, INC.


                                   By:   _____________________________
                                   Name: _____________________________
                                   Title:_____________________________

                                    EXHIBIT A

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

                         NON -NEGOTIABLE PROMISSORY NOTE

Columbia, South Carolina                                           July 26, 2001
$1,000,000

         FOR VALUE RECEIVED, AFFINITY TECHNOLOGY GROUP, INC., a Delaware corporation ("Affinity"), hereby promises to pay to the order HOMEGOLD, INC., a South Carolina corporation ("HomeGold"), the principal sum of ONE MILLION DOLLARS ($1,000,000) with interest thereon as hereinafter provided.

         Principal.   All   outstanding   principal  and  accrued
interest hereunder are payable on December 31, 2001.
         Interest. From the date hereof to and including the due date, the outstanding principal amount of this Note shall bear simple interest at the rate per annum equal to eight and no/100 percent (8.00%).
         Payment. All payments of principal of and interest on this Note shall be made in lawful money of the United States of America. Notwithstanding the foregoing, Affinity may cause Multi Financial Services, Inc., a Delaware corporation and a wholly-owned subsidiary of Affinity ("MFS"), to deliver to HomeGold, in full and complete satisfaction of all of Affinity's obligations under this Note, the Surety Shares.
         Prepayment. This Note may be prepaid by Affinity at any time without penalty or additional charge. Notwithstanding the foregoing, Affinity shall use the cash proceeds received from the sale of the Hampton Street Operations, if such sale shall occur, to repay, to the extent possible, the outstanding principal and accrued and unpaid interest under the Note, and such repayment shall be made as promptly as possible following such sale.
         Waivers. To the extent permitted by applicable law, Affinity hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of HomeGold in exercising any right hereunder shall operate as a waiver of such right or any other right.
         Severability. To the extent any provision of this Note is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Note in any jurisdiction.
         Headings. The headings of the various sections and subsections of this Note have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
         Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of South Carolina, without giving effect to the conflict of laws provisions thereof.
         Agreement. This Note has been delivered by Affinity to HomeGold pursuant to the Agreement, dated as of the date hereof, between Affinity, MFS and HomeGold (the "Agreement"), and is subject to the terms and conditions of the Agreement. Defined terms used but not defined herein shall have the meanings given to them in the Agreement.
         IN WITNESS WHEREOF, Affinity has duly executed this Note as of the date first above written.

                                    AFFINITY TECHNOLOGY GROUP, INC.

                                    By:
                                       ------------------------------------
                                         Joseph A. Boyle
                                         President and Chief Executive Officer

                                    EXHIBIT B

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (the "Agreement"), dated as of July 26, 2001, is made by AFFINITY TECHNOLOGY GROUP, INC., a Delaware corporation ("Affinity"), and MULTI FINANCIAL SERVICES, INC., a Delaware corporation and a wholly-owned subsidiary of Affinity (the "Pledgor"), for the benefit of HOMEGOLD, INC., a South Carolina corporation (the "Pledgee").

                              BACKGROUND STATEMENT

         Affinity, the Pledgor and the Pledgee have entered into an Agreement (the "Loan Agreement"), dated as of the date hereof, pursuant to which, among other things, the Pledgee has made a loan to Affinity evidenced by a note in the principal amount of $1,000,000, dated as of the date hereof, delivered by Affinity to the Pledgee (the "Note"). To provide security to the Pledgee for the performance of Affinity's obligations under the Note, the Pledgor has agreed to pledge to the Pledgee all the Pledgor's right, title and interest in the outstanding shares (the "Surety Shares") of capital stock of Surety Mortgage, Inc., a Delaware corporation and a wholly-owned subsidiary of the Pledgor ("Surety").

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgee and the Pledgor agree as follows:

         1. Pledge. As collateral security for the full and timely payment, performance and observance of Affinity's obligations under the Note (the "Obligations"), the Pledgor deposits and pledges with the Pledgee, in form transferable for delivery, the Surety Shares (the "Pledged Securities"), together with any and all proceeds of any of the foregoing in whatever form (the Pledged Securities and the proceeds thereof are referred to collectively as the "Pledged Collateral").

         2. Representations and Warranties. The Pledgor represents and warrants that the Pledged Securities are, and will be on deposit hereunder, duly and validly pledged with the Pledgee in accordance with the law, and agrees to defend the Pledgee's right, title, lien and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever. The Pledgor also represents and warrants to the Pledgee that the Pledgor has, and will have on deposit hereunder, good title to all of the Pledged Collateral, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever except those granted to the Pledgee pursuant to the Loan Agreement and this Agreement, and that no consent or approval of any governmental or regulatory authority, or of any securities exchange, which has not been obtained, was or is necessary to the validity of this pledge.

         3. Voting Rights. So long as Affinity is not in default of its obligations under the Note, the Pledgor shall be entitled to exercise the voting power with respect to the Pledged Securities. Notwithstanding the foregoing, if Affinity shall be in default of its obligations under the Note, the Pledgee shall have the sole and absolute right, in addition to any other rights herein contained, to exercise all voting power with respect to the Pledged Securities, and in such event the Pledgor hereby appoints the Pledgee as the Pledgor's true and lawful proxy to vote such shares in any manner that the Pledgee deems advisable for or against all matters that may be submitted to a vote of the stockholders of Surety.

         4. Dividends and Other Distributions. Subject to SECTION 2(D) of the Loan Agreement, all dividends and other distributions payable in cash or property with respect to any of the Pledged Securities shall by paid to the Pledgor. Notwithstanding the foregoing, any shares of the capital stock of Surety that are issued in connection with a stock dividend, stock split, reclassification, recapitalization or similar transaction, or in the merger or consolidation of Surety into another corporation, shall be delivered to the Pledgee to be held by it as additional collateral hereunder, and all of the same shall constitute Pledged Collateral for all purposes hereof.

         5. Remedies. Upon the occurrence of a default by Affinity under the terms of the Note, the Pledgee shall have all the rights and remedies available under law, including without limitation the rights of a secured party under the South Carolina Uniform Commercial Code.

         6. No Waiver. No delay on the part of the Pledgee in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

         7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina without giving effect to the principles of conflicts of law.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.



            [The remainder of this page is left blank intentionally.]

         IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be duly executed under seal as of the day and year first above written.

                                   AFFINITY TECHNOLOGY GROUP, INC.


                                   By:   _____________________________
                                   Name: _____________________________
                                   Title:_____________________________


                                   THE PLEDGOR:

                                   MULTIFINANCIAL SERVICES, INC.


                                   By:   _____________________________
                                   Name: _____________________________
                                   Title:_____________________________


                                   THE PLEDGOR:

                                   HOMEGOLD, INC.


                                   By:   _____________________________
                                   Name: _____________________________
                                   Title:_____________________________